UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

CINERGY CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11377	31-1385023
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(A Delaware Corporation)

139 East Fourth Street

Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(513) 421-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

In order to provide for an orderly transition in connection with the retirement of Michael J. Cyrus, on March 31, 2006, Cinergy Corp. (the “Company”) entered into a consulting agreement with Mr. Cyrus.  The agreement provides that following his retirement, Mr. Cyrus will provide consulting services to the Company and its affiliates on business matters about which he has historical knowledge and experience.  During the term of the eight-month agreement, Mr. Cyrus will receive a retainer of $151,000, a monthly fee of $27,775 and, in the event that he performs more than 640 hours of consulting services, an additional hourly fee of $320.  The foregoing summary is qualified in its entirety by reference to the terms of the consulting agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

In an effort to align its policies and procedures with those of Duke Power Company LLC (formerly Duke Energy Corporation) (“Duke Energy”), on March 31, 2006, the Company eliminated the requirement that, with limited exception, its executive officers and directors retain shares of stock acquired pursuant to the exercise of stock options until 90 days after their termination from employment or other service with Cinergy.  The elimination of this requirement was effective April 3, 2006, and results in a corresponding amendment to the employment agreements of Cinergy’s executive officers, including the agreements of Messrs. James E. Rogers, Michael J. Cyrus, James L. Turner and Marc E. Manly and Ms. Lynn J. Good.  A summary of the amendment is attached as Exhibit 10.2 and incorporated herein by reference.

On March 31, 2006, in accordance with an employment agreement term sheet that was previously negotiated by the Company, Duke Energy and Mr. James E. Rogers in connection with the merger announced on May 9, 2005, the Company entered into an agreement with Mr. Rogers to credit the lump sum equivalent of the accrued retirement benefit that Mr. Rogers had earned, as of the merger, under the terms of the Cinergy Corp. Excess Pension Plan, Cinergy Corp. Supplemental Executive Retirement Plan and his Cinergy employment agreement (collectively, the “SERP”).  Accordingly, the Company credited $42,621,506 (less applicable taxes) to Mr. Rogers’ account under the Cinergy Corp. 401(k) Excess Plan in cancellation of Mr. Rogers’ SERP benefit.  A portion of this amount (i.e., $5,200,000 plus future earnings and losses) will vest, subject to Mr. Rogers’ continued employment, after two years (or upon his earlier death, disability or qualifying termination of employment), and the remainder of this amount is fully vested.  The amount credited to Mr. Rogers’ account under the Cinergy Corp. 401(k) Excess Plan is equal to the lump sum present value of his SERP benefit plus $1,000,000, which additional amount was credited to Mr. Rogers’ account in order to provide an additional retention incentive for him and in consideration for his agreement (i) to subject the above-referenced portion of his converted SERP benefit to a two-year vesting schedule and (ii) to remove the provision in the stock options previously granted to him on January 1, 2004 and January 1, 2005, covering an aggregate of 275,900 shares of Cinergy common stock, that would have resulted in the accelerated vesting of such options upon the occurrence of the Company’s merger with Duke Energy.  As modified, the options will vest in accordance with their normal vesting schedule, or upon his earlier death, disability or qualifying termination of employment.  The Company will finance its obligation with respect to the converted SERP benefit through the use of an irrevocable rabbi trust.  The foregoing summary is qualified in its entirety by reference to the terms of the agreement, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference.

Item 5.01.                                          Changes in Control of Registrant.

On April 3, 2006, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 8, 2005, as amended, by and among Duke Power Company LLC, a North Carolina limited liability company (formerly known as Duke Energy Corporation, a North Carolina corporation, “Duke Energy NC”), Cinergy Corp., a Delaware corporation (“Cinergy”), Duke Energy Corporation (formerly known as Duke Energy Holding Corp.), a Delaware corporation (“Duke Energy”), Deer Acquisition Corp., a North Carolina corporation and a wholly-owned subsidiary of Duke Energy (“Deer”), and Cougar Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Duke Energy (“Cougar”), Deer merged with and into Duke Energy NC (the “Duke Energy Merger”) and Cougar merged with and into Cinergy (the “Cinergy Merger” and, together with the Duke Energy Merger, the “Mergers”).

Pursuant to the Cinergy Merger, each share of common stock of Cinergy, par value $.01 per share (the “Cinergy Common Stock”), was converted into the right to receive 1.56 shares of Duke Energy, par value $0.001 per share.  As a result of the Cinergy Merger, Cinergy became a wholly-owned subsidiary of Duke Energy.

The Cinergy Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange under the symbol “CIN”.  Cinergy is delisting the Cinergy Common Stock from the New York Stock Exchange and has filed a Form 15 with the Securities and Exchange Commission to terminate the registration under Section 12(g) of the Exchange Act of the Cinergy Common Stock.

On April 3, 2006, Duke Energy issued a press release announcing the completion of the Mergers and the other transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Cinergy Merger, Cinergy amended and restated in its entirety its Certificate of Incorporation.  Cinergy’s amended and restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.                                          Other Events.

Appointment of Directors

On April 3, 2006, pursuant to the Merger Agreement, the directors of Cougar immediately prior to the Cinergy Merger became the directors of Cinergy Corp.  Duke Energy, as sole shareholder, then elected new directors.  As a result, Cinergy’s board of directors consists of the following four individuals:  Paul H. Barry, Fred J. Fowler, David L. Hauser and James L. Turner.

Appointment of Principal Officers

On April 3, 2006, pursuant to the terms of the Merger Agreement, James E. Rogers, formerly Chairman and Chief Executive Officer of Cinergy, became President and Chief Executive Officer of Duke Energy; James L. Turner, formerly President of Cinergy, became Group Executive and Chief Commercial Officer — U.S. Franchised Electric and Gas of Duke Energy; Lynn J. Good, formerly Executive Vice President and Chief Financial Officer of Cinergy, became Vice President and Treasurer of Duke Energy, and David L. Wozny, formerly Vice President and Controller of Cinergy, indicated his intention to retire from the company.

On April 4, 2006, David L. Hauser was appointed President of Cinergy and Steven K. Young was appointed Chief Financial Officer and Controller of Cinergy.  Mr. Hauser, 54, is Group Executive and Chief Financial Officer of Duke Energy.  He was Chief Financial Officer of Duke Energy NC from March 2004 to April 2006 and served as Acting Chief Financial Officer from November 2003 to March 2004.  He was named as a Group Vice President in January 2004.  Prior to that, Mr. Hauser served as Senior Vice President and Treasurer of Duke Energy NC from June 1998 to November 2003 and Senior Vice President, Global Asset Development at Duke Energy NC from 1997 to June 1998.  Mr. Young, 47, is Vice President and Controller of Duke Energy.  He was Vice President and Controller of Duke Energy NC from June 2005 until April 2006.  Mr. Young previously served in the following positions for Duke Energy NC’s regulated electric utility business: Group Vice President and Chief Financial Officer from March 2004 to June 2005, Senior Vice President and Chief Financial Officer from February 2003 to March 2004, and Vice President of Rates and Regulatory Affairs from April 1998 to February 2003.

There are no arrangements or understandings between Mr. Hauser or Mr. Young and any other person pursuant to which he was selected as an officer.  There are no family relationships between Mr. Hauser or Mr. Young and any executive officer or director of the registrant.

Item 9.01.                                          Financial Statements and Exhibits.

9.01(d) Exhibits.

Exhibit 3.1	Certificate of Incorporation of Cinergy Corp.

Exhibit 10.1	Consulting Agreement, dated March 31, 2006, between Michael J. Cyrus and Cinergy Corp.
Exhibit 10.2	Summary of Amendment to Employment Agreement of James E. Rogers, Michael J. Cyrus, Marc E. Manly, Lynn J. Good and James L. Turner.
Exhibit 10.3	Agreement, dated March 31, 2006, between James E. Rogers and Cinergy Corp.
Exhibit 99.1	Press Release, dated April 3, 2006 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Duke Energy Corporation (Commission File Number 1-32853) filed on April 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.

Date: April 6, 2006	By:	/s/ David S. Maltz
Name: David S. Maltz
Title: General Counsel

EXHIBIT INDEX

Exhibit	Description

Exhibit 3.1	Certificate of Incorporation of Cinergy Corp.

Exhibit 10.1	Consulting Agreement, dated March 31, 2006, between Michael J. Cyrus and Cinergy Corp.

Exhibit 10.2	Summary of Amendment to Employment Agreement of James E. Rogers, Michael J. Cyrus, Marc E. Manly, Lynn J. Good and James L. Turner.

Exhibit 10.3	Agreement, dated March 31, 2006, between James E. Rogers and Cinergy Corp.

Exhibit 99.1	Press Release, dated April 3, 2006 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Duke Energy Corporation (Commission File Number 1-32853) filed on April 4, 2006.